Exhibit 24

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Daniel A. Arrigoni

Name:	Daniel A. Arrigoni

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ C. Edward Chaplin

Name:	C. Edward Chaplin

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Curt S. Culver

Name:	Curt S. Culver

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Jay C. Hartzell

Name:	Jay C. Hartzell

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Timothy A. Holt

Name:	Timothy A. Holt

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Kenneth M. Jastrow, II

Name:	Kenneth M. Jastrow, II

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Jodeen A. Kozlak

Name:	Jodeen A. Kozlak

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Michael E. Lehman

Name:	Michael E. Lehman

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Melissa B. Lora

Name:	Melissa B. Lora

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Gary A. Poliner

Name:	Gary A. Poliner

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Sheryl L. Sculley

Name:	Sheryl L. Sculley

POWER OF ATTORNEY

The undersigned Director of MGIC Investment Corporation (the “Company”) hereby constitutes and appoints Timothy J. Mattke, Nathaniel H. Colson and Paula C. Maggio, and each of them individually, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 11,000,000 shares of Common Stock $1.00 par value under the Company’s 2020 Omnibus Incentive Plan; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2015 Omnibus Incentive Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of May, 2020.

By:	/s/ Mark M. Zandi

Name:	Mark M. Zandi